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                                   EXHIBIT 32
                        PENNROCK FINANCIAL SERVICES CORP.

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section
                     906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of PennRock Financial Services Corp. on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission, the undersigned hereby certify, pursuant to 19 U.S.C.
section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge and belief:

     - This annual report on Form 10-K for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     - The information contained in this Form 10-K fairly presents, in all material respects, PennRock's financial condition and results of operations for the periods covered in this Form 10-K.

Dated: March 9, 2004              /s/ Melvin Pankuch
                                ----------------------------------------------
                                  Melvin Pankuch, Executive Vice President
                                      and Chief Executive Officer

                                  /s/ George B. Crisp
                                ----------------------------------------------
                                  George B. Crisp, Vice President and Treasurer (Principal Financial and Accounting Officer)